UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   September 27, 2006
                                                  ------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2006-HE6
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                         (Exact name of issuing entity)


                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)


                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


        Delaware                   333-130694-11                13-3939229
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(State or other jurisdiction       Commission                  (IRS Employer
      of incorporation  of         File Number of            Identification No.
          depositor)                issuing entity)           of depositor)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices of depositor)           (Zip Code)


Depositor's telephone number, including area code       (212) 761-4000
                                                    ----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

      On September 27, 2006, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2006-HE6 Mortgage Pass-Through Certificates, Series 2006-HE6 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Wells Fargo Bank, National Association, as a servicer and a custodian, Countrywide Home Loans Servicing LP, as a servicer, New Century Mortgage Corporation, as a servicer, NC Capital Corporation, as a responsible party, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2fpt, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,429,051,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co.") and Countrywide Securities Corporation (together with MS&Co., the "Underwriters") pursuant to an Underwriting Agreement, dated as of September 21, 2006, by and between the Depositor and the Underwriters.

      In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of September 27, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of September 27, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 27,  2006                 MORGAN STANLEY ABS CAPITAL I INC.


                                          By:  /s/ Steven Shapiro
                                              --------------------------
                                              Name:  Steven Shapiro
                                              Title: Managing Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation S-K                                                   Paper (P) or
Exhibit No.               Description                            Electronic (E)
----------------          -----------                            --------------

5                         Legality Opinion of Cadwalader,             (E)
                          Wickersham & Taft LLP, dated
                          as of September 27, 2006.

8                         Tax Opinion of Cadwalader, Wickersham       (E)
                          & Taft LLP, dated as of September 27,
                          2006 (included as part of Exhibit 5).

23                        Consent of Cadwalader, Wickersham &         (E)
                          Taft LLP (included as part of Exhibit 5).